      As filed with the Securities and Exchange Commission on July 11, 1996
                                                           Registration No. 333-
- --------------------------------------------------------------------------------
- -------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         ------------------------------

                           INHALE THERAPEUTIC SYSTEMS
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 CALIFORNIA                              94-3134940
          (State of Incorporation)         (I.R.S. Employer Identification No.)

                             1060 EAST MEADOW CIRCLE
                           PALO ALTO, CALIFORNIA 94303
                                 (415) 354-0700

     ----------------------------------------------------------------------
          (Address and telephone number of principal executive offices)



                           1994 EQUITY INCENTIVE PLAN

     ----------------------------------------------------------------------
                            (Full title of the plans)

                                 ROBERT B. CHESS
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           INHALE THERAPEUTIC SYSTEMS
                             1060 EAST MEADOW CIRCLE
                           PALO ALTO, CALIFORNIA 94303
                                 (415) 354-0700

     ----------------------------------------------------------------------
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                         ------------------------------

                                   COPIES TO:

                              MARK P. TANOURY, ESQ.
                     COOLEY GODWARD CASTRO HUDDLESON & TATUM
                     3000 SAND HILL ROAD, BLDG. 3, SUITE 230
                          MENLO PARK, CALIFORNIA 94025
                                 (415) 843-5000

                          -----------------------------

                         CALCULATION OF REGISTRATION FEE


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------
                                      PROPOSED MAXIMUM     PROPOSED MAXIMUM
TITLE OF SECURITIES   AMOUNT TO BE   OFFERING PRICE PER   AGGREGATE OFFERING        AMOUNT OF
  TO BE REGISTERED     REGISTERED         SHARE (1)           PRICE (1)          REGISTRATION FEE

- -----------------------------------------------------------------------------------------------------
Stock Options and
Common Stock
(no par value)          1,500,000        $18.0625              $27,093,750           $9,343.00
- -----------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------


- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

(1) Estimated solely for the purpose of calculating the amount of the registration fee. The price per share and aggregate offering price are based upon the average of the high and low prices of Registrant's Common Stock on July 8, 1996 as reported on the Nasdaq National Market.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

                                       2.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The contents of Registration Statement on Form S-8 No. 33-79630 filed with the Securities and Exchange Commission on June 1, 1994 are incorporated by reference herein.

                                    EXHIBITS
     EXHIBIT
     NUMBER

      5.1      Opinion of Cooley Godward Castro Huddleson & Tatum.
     23.1      Consent of Ernst & Young LLP, independent auditors.
     23.2 Consent of Cooley Godward Castro Huddleson & Tatum. Reference is made to Exhibit 5.1.
     24.1      Power of Attorney.  Reference is made to the signature page.
     99.1      Registrant's 1994 Equity Incentive Plan, as amended.

                                       3.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Palo Alto, County of Santa Clara, State of California, on the 10th day of July 1996.

                                   INHALE THERAPEUTIC SYSTEMS


                                   By      /s/ Robert B. Chess
                                     _______________________________________
                                             Robert B. Chess
                                             President, Chief Executive Officer
                                             and Director

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert B. Chess and Ajit S. Gill, and each or any one of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                  TITLE                               DATE

 /s/ Robert B. Chess       President, Chief Executive        July 10, 1996
_________________________  Officer and Director (Principal
     Robert B. Chess       Executive Officer)

 /s/ Ajit S. Gill          Chief Financial Officer            July 10, 1996
_________________________  (Principal Financial and
     Ajit S. Gill          Accounting Officer)


 /s/ Terry L. Opdendyk     Chairman of the Board              July 10, 1996
_________________________
     Terry L. Opdendyk

 /s/ Mark J. Gabrielson    Director                           July 10, 1996
_________________________
     Mark J. Gabrielson

 /s/ James B. Glavin       Director                           July 10, 1996
_________________________
     James B. Glavin

 /s/ John S. Patton        Director                           July 10, 1996
_________________________
     John S. Patton

 /s/ Melvin Perelman       Director                           July 10, 1996
_________________________
     Melvin Perelman



                                       4.

                                INDEX TO EXHIBITS


EXHIBIT                                                          SEQUENTIALLY
NUMBER    DESCRIPTION                                            NUMBERED PAGE

5.1       Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1      Consent of Ernst & Young LLP, independent auditors.

23.2 Consent of Cooley Godward Castro Huddleson & Tatum. Reference is made to Exhibit 5.1.

24.1      Power of Attorney.  Reference is made to the signature page.

99.1      Registrant's 1994 Equity Incentive Plan, as amended.


                                       5.